                           PATENT SECURITY AGREEMENT
                           -------------------------

     THIS AGREEMENT (PATENT), dated as of October 24, 1997 (herein, as the same from time to time may be amended, modified, restated or supplemented and in effect, called this "AGREEMENT"), is by and among MIKOHN GAMING CORPORATION, a Nevada corporation ("BORROWER"), MIKOHN NEVADA, a Nevada corporation ("MIKOHN NEVADA"), MGC, INC., a Nevada corporation ("MGC"), CASINO EXCITEMENT, INC., a Nevada corporation ("CEI"), (Mikohn Nevada, MGC and CEI sometimes hereinafter are referred to individually as each "Guarantor" and collectively as "Guarantors," and Borrower and Guarantors sometimes hereinafter are referred to individually as each "Debtor" and collectively as "Debtor"), and FIRST SOURCE FINANCIAL LLP, an Illinois registered limited liability partnership ("FSFP"), as "AGENT" for all "LENDERS."

                              W I T N E S S E T H:
                              -------------------

     WHEREAS, pursuant to a Credit Agreement dated as of October 24, 1997 (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the "CREDIT AGREEMENT"), among Borrower, FSFP, for itself, as a Lender, and as Agent for all Lenders, and the financial institutions parties thereto, Lenders have extended Commitments to make Loans to Borrower; and

     WHEREAS, Guarantors have guaranteed the payment and performance of the Obligations pursuant to a certain Guaranty of even date herewith (herein, as the same from time to time may be amended, modified, supplemented or restated and in effect, called the "Guaranty") made by Guarantors in favor of Agent; and

     WHEREAS, in connection with the Credit Agreement and the Guaranty, Debtors have executed and delivered to Lenders a Security Agreement, dated as of October 24, 1997 (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the "SECURITY AGREEMENT"); and

     WHEREAS, as a condition precedent to the making of the initial Loans under the Credit Agreement, Debtors are required to execute and deliver this Agreement and to grant to Agent a continuing security interest in all of the Patent Collateral (as defined below) to secure all Liabilities; and

     WHEREAS, Debtors have duly authorized the execution, delivery and performance of this Agreement.

     NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and in order to induce Lenders to make Loans (including the initial Loans) to Borrower pursuant to the Credit Agreement, Debtors agree, for the benefit of Lenders, as follows:

     SECTION 1.  Definitions.  Unless otherwise defined herein or the context
                 -----------
otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided or provided by reference in the Security Agreement.

     SECTION 2.  Grant of Security Interest.  For good and valuable
                 --------------------------
consideration, the receipt and sufficiency of which are hereby acknowledged, to secure all of the Obligations of Borrower and all of the obligations of each Guarantor arising under the Guaranty (collectively, the "LIABILITIES"), Debtors hereby mortgage, pledge and grant to Agent for the benefit of Lenders a continuing security interest in, all of the following property (the "PATENT COLLATERAL"), whether now or hereafter owned, acquired or existing:

          (a) all letters patent and applications for letters patent throughout the world, including all patent applications in preparation for filing anywhere in the world and including each patent and patent application referred to in Item A of Attachment 1 hereto;
                    ------    ------------

          (b) all patent licenses, including each patent license referred to in

     Item B of Attachment 1 hereto;
     ------    ------------

          (c) all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the items described in the foregoing clauses (a) and b; and
                   -----------     -

          (d) all proceeds of, and rights associated with, the foregoing (including license royalties and proceeds of infringement suits), the right to sue third parties for past, present or future infringements of any patent or patent application, including any patent or patent application referred to in Item A of Attachment 1 hereto, and for breach or enforcement
                    ------    ------------
     of any patent license, including any patent license referred to in Item B
                                                                        ------
     of Attachment 1 hereto, and all rights corresponding thereto throughout the
        ------------
     world.

     SECTION 3.  Security Agreement.  This Agreement has been executed and
                 ------------------
delivered by Debtors for the purpose of registering the security interest of Agent in the Patent Collateral with the United States Patent and Trademark Office and corresponding offices in other countries of the world. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to Agent under the Security Agreement. The Security Agreement (and all rights and remedies of Agent thereunder) shall remain in full force and effect in accordance with its terms.

     SECTION 4.  Release of Security Interest.  Upon payment in full of all
                 ----------------------------
Liabilities and the termination of all Commitments, Lenders shall, at Debtors' expense, execute and deliver to Debtors all instruments and other documents as may be necessary or proper to release the lien on and security interest in the Patent Collateral which has been granted hereunder.

     SECTION 5.  Acknowledgment.  Each Debtor does hereby further acknowledge
                 --------------
and affirm that the rights and remedies of Lenders with respect to the security interest in the Patent Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

     SECTION 6.  Credit Document, etc.  This Agreement is a Credit Document
                 --------------------
executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

     SECTION 7.  Counterparts.  This Agreement may be executed by the parties
                 ------------
hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.



               [Remainder of this page intentionally left blank.]

   IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                              MIKOHN GAMING CORPORATION, a Nevada corporation


                              By:    /s/ David J. Thompson
                                     _______________________________
                              Name:  David J. Thompson
                                     ______________________________
                              Title: Chairman of the Board & CEO
                                     ______________________________


                              MIKOHN NEVADA, a Nevada corporation


                              By:    /s/ David J. Thompson
                                     _______________________________
                              Name:  David J. Thompson
                                     ______________________________
                              Title: Chairman of the Board & CEO
                                     ______________________________


                              MGC, INC., a Nevada corporation


                              By:    /s/ David J. Thompson
                                     _______________________________
                              Name:  David J. Thompson
                                     ______________________________
                              Title: Chairman of the Board & CEO
                                     ______________________________


                              CASINO EXCITEMENT, INC., a Nevada corporation


                              By:    /s/ David J. Thompson
                                     _______________________________
                              Name:  David J. Thompson
                                     ______________________________
                              Title: Chairman of the Board & CEO
                                     ______________________________


                              FIRST SOURCE FINANCIAL LLP, individually and in its capacity as Agent

                              By:    First Source Financial, Inc.,
                                     its Agent/Manager

                              By:    /s/ Edward A. Szarkowicz
                                     ______________________________
                                     Edward A. Szarkowicz
                                     Vice President

STATE OF NEVADA            )
                              )     SS.
COUNTY OF CLARK            )


     I, Wanda M. Jacobson, a notary public in and for said County, in the State of aforesaid, DO HEREBY CERTIFY that David J. Thompson, personally known to me to be the Chairman/CEO of MIKOHN GAMING CORPORATION, a Nevada corporation, and personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as such officer of said corporation, pursuant to authority given by the Board of Directors of said corporation as such person's free and voluntary act, and as the free and voluntary act and deed of said corporation, for the uses and purposes therein set forth.

     GIVEN under my hand and notarial seal this 23rd day of October, 1997.


                                           /s/Wanda M. Jacobson
[notary seal]                              -----------------------------
                                           Notary Public


My Commission Expires:

____________________________________

STATE OF NEVADA            )
                              )  SS.
COUNTY OF CLARK            )


     I, Wanda M. Jacobson, a notary public in and for said County, in the State of aforesaid, DO HEREBY CERTIFY that David J. Thompson, personally known to me to be the Chairman/CEO of MIKOHN NEVADA, a Nevada corporation, and personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as such officer of said corporation, pursuant to authority given by the Board of Directors of said corporation as such person's free and voluntary act, and as the free and voluntary act and deed of said corporation, for the uses and purposes therein set forth.

     GIVEN under my hand and notarial seal this 23rd day of October, 1997.


                                             /s/Wanda M. Jacobson
[notary seal]                                ------------------------------
                                             Notary Public


My Commission Expires:

____________________________________

STATE OF NEVADA            )
                              )  SS.
COUNTY OF CLARK            )


     I, Wanda M. Jacobson, a notary public in and for said County, in the State of aforesaid, DO HEREBY CERTIFY that David J. Thompson, personally known to me to be the Chairman/CEO of MGC, INC., a Nevada corporation, and personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as such officer of said corporation, pursuant to authority given by the Board of Directors of said corporation as such person's free and voluntary act, and as the free and voluntary act and deed of said corporation, for the uses and purposes therein set forth.

     GIVEN under my hand and notarial seal this 23rd day of October, 1997.


                                           /s/Wanda M. Jacobson
[notary seal]                              ----------------------------
                                           Notary Public


My Commission Expires:

____________________________________

STATE OF NEVADA          )
                              )  SS.
COUNTY OF CLARK          )


     I, Wanda M. Jacobson, a notary public in and for said County, in the State of aforesaid, DO HEREBY CERTIFY that David J. Thompson, personally known to me to be the Chairman/CEO of CASINO EXCITEMENT, INC., a Nevada corporation, and personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as such officer of said corporation, pursuant to authority given by the Board of Directors of said corporation as such person's free and voluntary act, and as the free and voluntary act and deed of said corporation, for the uses and purposes therein set forth.

     GIVEN under my hand and notarial seal this 23rd day of October, 1997.


                                           /s/Wanda M. Jacobson
[notary seal]                              ------------------------------
                                           Notary Public


My Commission Expires:

____________________________________

STATE OF ILLINOIS          )
                               )  SS.
COUNTY OF COOK             )


     I, O. Lynn Neistein, a notary public in and for said County, in the State of aforesaid, DO HEREBY CERTIFY that Edward A. Szarkowicz personally known to me to be a VP of FIRST SOURCE FINANCIAL, INC., a Delaware corporation, the Agent/Manager of First Source Financial LLP, an Illinois registered limited liability partnership, and personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he/she signed and delivered the said instrument as such officer of said corporation, pursuant to authority, given by the Board of Directors of said corporation as such person's free and voluntary act, and as the free and voluntary act and deed of said corporation, for the uses and purposes therein set forth.

     GIVEN under my hand and notarial seal this 29th day of October, 1997.


                                                 /s/O. Lynn Neistein
                                                 ________________________
                                                 Notary Public


My Commission Expires:


____________________________________
[notary seal]

                                                                     SCHEDULE II
                                                                              to
                                                              Security Agreement
ITEM A.     PATENTS

                                    PATENTS
                                    -------
COUNTRY     PATENT NO.     ISSUE DATE     INVENTOR(S)     TITLE
-------     ----------     ----------     -----------     -----

USA         5,096,196      03/17/92       Gutknechtt &    Gaming Apparatus
                                          Wichinsky

USA         4,496,160      01/29/85       Wichinsky &     Coin Projector and
                                          Gutknecht       Target Game Apparatus-
                                                          Flip-It

USA         Des 272,920    03/06/84       Wichinsky &     Gaming Machine
                                          Gutknecht

USA         Des 278,069    03/19/85       Wichinsky       Slot machine

USA         5,103,081      04/07/92       Fisher, Vedeen  Apparatus and Method
                                          & Gutknecht     for Reading Data
                                                          Encoded on Circular
                                                          Objects, such as
                                                          Gaming Chips

USA         5,342,049      08/30/94       Wichinsky,      Gaming Machine with
                                          Gutknecht &     Skill Feature
                                          Fernandez

USA         5,482,289      01/09/96       Weingardt       Method of Playing a
                                                          Bingo Game with
                                                          Progressive Jackpot

USA         5,642,160      06/24/97       Bennett         Digital Image Capture
                                                          System for Photo
                                                          Identification Cards

USA         5,550,359      08/27/96       Bennett         Time and Attendance
                                                          System and Method
                                                          Therefor

USA         5,536,016      07/16/96       Thompson        Progressive System for
                                                          a Match Number Game
                                                          and Method Therefor

                                                                     SCHEDULE II
                                                                              to
                                                              Security Agreement

ITEM A. (CON'T.)      PATENTS
USA           5,586,936         12/24/96     Bennett, Nino    Automated Gaming Table
                                             & Todoroff       Tracking System and Method
                                                              Therefor

USA           5,374,061         12/20/94     Albrecht         Card Dispensing Shoe
                                                              Having a Counting Device
                                                              and Method of Using the
                                                              Same

USA           5,116,055         05/26/92     Tracy            Progressive Jackpot Gaming
                                                              System Linking Gaming
                                                              Machines with Different Hit
                                                              Frequencies and
                                                              Denominations

USA           5,280,909         01/25/94     Tracy            Gaming System with
                                                              Progessive Jackpot

USA           5,344,144         09/06/94     Canon            Progressive Jackpot Gaming
                                                              System with Enhanced
                                                              Accumulator

USA           5,605,334         02/25/97     McCrea, Jr.      Secure Multi-Site Progressive
                                                              Jackpot System for Live
                                                              Card Games

                          PENDING PATENT APPLICATIONS
                          ---------------------------

COUNTRY       SERIAL NO.    FILING DATE      INVENTOR(S)      TITLE
-------       ----------    -----------      -----------      -----

USA           08/602,074    02/15/96         McCrea, Jr.      Jackpot Systems for
              08/933,636    09/19/97         McCrea, Jr.      Live Card Games
                                                              Based Upon Game
                                                              Play Wagering And
                                                              Method Therefore

                                       2

                                                                     SCHEDULE II
                                                                              to
                                                              Security Agreement


ITEM A. (CON'T.)   PATENTS
USA      08/665,889     06/19/96         Rykowski        Improved Lens
                                                         Design for Outdoor
                                                         Sign

USA      08/665,888     06/19/96         Rykowski        Incandescent Visual
                                                         Display System

USA      07/577,436     09/04/90         Green, Olsen    A Configurable LED
         08/893,124     07/15/97         Green, Olsen    Matrix Display

USA      08/516,882     08/18/95         Barlow          Large Incandescent
                                                         Live Image Display
                                                         System

USA      08/666,752     06/19/96         Barlow          Incandescent Visual
                                                         Display System

USA      08/699,151     08/16/96         Barlow          Visual Display
                                                         Lighting System
                                                         Having Front and
                                                         Rear Access

USA      60/056,692     08/28/97         Pierce          Multi-Player Gaming
                                                         Machines

                      PATENT APPLICATIONS IN PREPARATION
                      ----------------------------------

COUNTRY  DOCKET NO.     FILING DATE      INVENTOR(S)      TITLE
-------  ----------     -----------      -----------      -----

USA      1482/132       10/07/97         Oliver          Intelligent Casino
                                                         Chip System

USA      1482/134       10/11/97         Pierce          Automated Wheel
                                                         Game

                                                                SCHEDULE II
                                                                         to
                                                         Security Agreement




ITEM A. (CON'T.)   PATENTS

USA       1482/135          10/11/97       Pierce          Stepper Dice Bonus
                                                           Game

USA       1482/136          10/11/97       Pierce          Wheel with Lighted
                                                           Player Table and
                                                           Multimedia Effects

USA       1482/137          10/11/97       Pierce          Modular Giant
                                                           Gaming System

USA       1482/112          10/13/97       Thompson        Pari-Mutuel Gaming
                                                           Invention

USA       1505/5            12/09/94       Carlson         Universal Gaming
                                                           Engine

USA       1482/106          06/24/97       Saunders        Cashless Method for
                                                           a Gaming System

USA       1482/86           06/24/97       Sorenson &      Cashless Device for
                                           Saunders        a Gaming System

                                                                     SCHEDULE II
                                                                              to
                                                              Security Agreement

ITEM B.                          PATENT LICENSES
                                 ---------------

                                        EFFECTIVE    EXPIRATION    SUBJECT
COUNTRY    INVENTOR        LICENSEE     DATE         DATE          MATTER
-------    --------        --------     ---------    ----------    -------
USA        Weingardt       Weingardt    01/09/96                   Method of Playing a
                                                                   Bingo Game with
                                                                   Progressive Jackpot

USA        McCrea, Jr.     Mikohn       02/25/97                   Secure Multi-Site
                                                                   Progressive Jackpot
                                                                   System for Live Card
                                                                   Games

USA        McCrea, Jr.     Mikohn       07/03/97                   Jackpot System for
                                                                   Live Card Games
                                                                   Based Upon Game
                                                                   Play Wagering and
                                                                   Method Therefore
